THE ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued by

Transamerica Life Insurance Company

Supplement Dated November 4, 2002
to the
Prospectus dated May 1, 2002

Effective January 2, 2003, the Dreyfus VIF—Small Cap subaccount will change its name to Dreyfus VIF—Developing Leaders subaccount.

This Prospectus Supplement must be accompanied
by the Prospectus for the
The Atlas Portfolio Builder Variable Annuity dated May 1, 2002